UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2024

BROOKFIELD REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor
New York, New York
10281
(Zip code)
(Address of principal executive offices)

(212) 417-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

On December 20, 2024, Brookfield Real Estate Income Trust Inc. (the “Company”) issued equity securities that were not registered under the Securities Act of 1933, as amended (the “Securities Act”) to Brookfield REIT Adviser LLC (the “Adviser”), an affiliate of Brookfield Asset Management Ltd. (together with its affiliates, “Brookfield”). Pursuant to the advisory agreement by and among the Company, Brookfield REIT Operating Partnership L.P. and the Adviser, the Adviser is entitled to an annual management fee payable monthly in cash or shares of the Company’s Class E or Class I common stock, in each case at the Adviser’s election. For the month ended November 30, 2024, the Adviser elected to receive its management fees in Class I common shares and the Company issued 79,925 unregistered Class I common shares to the Adviser in satisfaction of the November 2024 management fee of $882,247. This issuance to the Adviser was made pursuant to Section 4(a)(2) of the Securities Act.

On December 16, 2024, an institutional investor (the “Investor”) subscribed for $200,000,000 in shares of the Company’s Class I common stock to be issued on January 1, 2025. The issuance will be made at the same transaction price as Class I shares sold through the Company’s public offering as of January 1, 2025, with fees consistent with existing Class I stockholders. This issuance will be made pursuant to Section 4(a)(2) of the Securities Act. Brookfield entered into a separate agreement with the Investor pursuant to which Brookfield will support a specified total annual return on the Investor’s investment in the Company’s shares in the form of periodic cash payments, subject to certain limits. In exchange, the Investor has agreed not to request repurchase of its shares, subject to limited exceptions, for a period of five years from the issuance date, at which point the Investor may request the Company repurchase its shares through the Company’s Share Repurchase Plan ratably over a two-year period.

The Company also issued unregistered Class I common shares pursuant to the Company’s distribution reinvestment plan to a feeder vehicle that offers interests in such feeder vehicles to non-U.S. persons. This issuance was made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class I common shares issued to the feeder vehicle during the month of December 2024.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Feeder Vehicles	Consideration
December 20, 2024	13,040	$143,337

The Company also issued unregistered Class I common shares pursuant to the Company’s distribution reinvestment plan to Brookfield and its affiliates. This issuance was made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class I common shares issued to Brookfield and its affiliates during the month of December 2024.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Brookfield and its Affiliates	Consideration
December 20, 2024	1,912	$21,101

The Company also issued unregistered Class C common shares to Brookfield and its affiliates pursuant to the Company’s distribution reinvestment plan. The following table details the unregistered Class C common shares issued to Brookfield and its affiliates during the month of December 2024.

Date of Unregistered Sale	Number of Class C Common Shares Issued to Brookfield and its Affiliates	Consideration
December 20, 2024	3,689	$39,683

The Company also sold Class E common shares to certain employees of Brookfield and its affiliates in one or more private offerings. These shares were issued at the applicable NAV per share on the date the shares were sold. The offer and sale of Class E common shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation D thereunder. The Company also issued unregistered Class E common shares to Brookfield and its affiliates pursuant to the Company’s distribution reinvestment plan. The following table details the unregistered Class E common shares issued to Brookfield and its affiliates during the month of December 2024.

Date of Unregistered Sale	Number of Class E Common Shares Issued to Brookfield and its Affiliates	Consideration
December 1, 2024	45,340	$500,000
December 20, 2024	5,835	$64,343

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024
                            BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary